SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                            May 9, 2005 (May 9, 2005)
                           --------------------------


                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Colorado                      0-7501                 83-0214117
-----------------------------     ---------------------     --------------------
 (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)

  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)

                                  404-231-8500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425).

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12).

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)).

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c)).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 9, 2005 we announced that a private offering to accredited investors of warrants exercisable into the company's common stock was completed. The total proceeds of the offering were $1,058,602.60. This transaction is more fully described in the attached press release.

See copy of the news release "Ruby Mining Company raises over $1 Million in Private Placement"




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               RUBY MINING COMPANY
                                               (Registrant)


Dated: May 9, 2005                             By     /s/  G. Howard Collingwood
                                                  ------------------------------
                                                    G. Howard Collingwood
                                                    Chairman and CEO

RUBY MINING COMPANY RAISES OVER $1.0M IN PRIVATE PLACEMENT

Atlanta, GA, Monday May 9, 2005 (PRIMEZONE) - Ruby Mining Company (OTCBB: RUBM), conducting operations through its subsidiary, Admiralty Corporation (Admiralty), announced today that a private offering of securities to accredited investors has been completed. Gross offering proceeds totaled $1,058,602.60. The offering consisted of a warrant exercisable at $0.35 for one share of restricted common stock. The warrant cost $0.10 each and it is exercisable until January 31, 2008. The common stock is restricted from resale under Rule 144, unless a registration of the shares occurs first. A mixture of current shareholders and new investors purchased the warrants.
Additionally, a number of warrants were exchanged for existing debt.

CEO, G. Howard Collingwood, stated that, "The company is building the issuance of warrants into its fund raising efforts in order to create a source of continuing capital for the future and to encourage expanded ownership in the company with longer term investors who believe in the future of Admiralty."

The proceeds will be used for working capital, capital expenditures, professional fees and expenses, and accounts payable.

In other news, our survey and recovery ship, the New World Legacy is currently working at the site that we recently arrested in international waters in the Caribbean Sea. Information on our progress can be found on our website www.admiraltycorporation.com under the topic "Project Orange".

Please visit our web site www.admiraltycorporation.com for other news.

Forward-Looking Statements Caution:

This release contains "forward looking statements". Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based on expectations, estimates and projections that involve a number of risks and uncertainties (some of which are described in the Company's Annual Report for 2003 on Form 10-KSB filed with the SEC) which could cause actual results or events to differ materially from those anticipated. Ruby does not undertake to update any of its forward-looking statements that may be made from time to time.

Contact:
          Ruby Mining Company
          G. Howard Collingwood
          COB & CEO
          (404) 231-8500
          www.admiraltycorporation.com
          www.macreport.net

Source: Ruby Mining Company